EXHIBIT 99.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Horizon Organic Holding Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the “10-K Report”) that:

(1)     the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 13, 2003

/s/ Charles F. Marcy

Charles F. Marcy President and Chief Executive Officer of Horizon Organic Holding Corporation

Dated:	March 13, 2003

/s/ Thomas P. Briggs

Thomas P. Briggs Senior Vice President, Finance and Administration, Chief Financial Officer, and Secretary of Horizon Organic Holding Corporation